UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 30, 2009

South Carolina Electric & Gas Company

(Exact name of registrant as specified in its charter)

South Carolina                                            1-3375                                  57-0248695

             State or other jurisdiction                            (Commission                           (IRS Employer
of incorporation)                                        File Number)                            Identification No.)

100 SCANA Parkway, Cayce, South Carolina                                                                                 29033

      (Address of principal executive offices)                                                                                (Zip Code)

Registrant’s telephone number, including area code (803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2009, the registrant adopted and filed with the South Carolina Secretary of State restated articles of incorporation.  The restated articles of incorporation contained the following amendments to the registrant’s then-existing articles of incorporation.

•
A statement in Article III that the registrant’s principal place of business shall be Columbia, South Carolina was deleted and replaced with a statement of the current street address of the registrant’s registered office and the name of the registrant’s current registered agent at that address.

•	Article V was amended to provide that:

o	The registrant’s authorized shares consist of 20,000,000 preferred shares and 50,000,000 common shares.

o	The registrant’s common shares have the following preferences, limitations and relative rights:

▪	The common shares do not have a par value.

▪
Holders of common shares shall be entitled to receive distributions when, as and if declared by the registrant’s board of directors out of funds legally available therefor, whether in the form of cash, property or securities of the registrant’s, ratably on a per-share basis. The rights of the holders of common shares to receive distributions are subject to the rights of any preferred shares then outstanding.

▪
Except as otherwise provided in the registrant’s articles of incorporation with respect to preferred shares or as otherwise required by applicable law, the holders of common shares vote as a single class on all matters to be voted on by the shareholders of the registrant, with each common share entitling its holder to one vote on each such matter except as provided by applicable law.

▪
Subject to the rights of any preferred shares then outstanding, in the event of any liquidation, dissolution or winding up of the registrant, whether voluntary or involuntary, the remaining assets and funds of the registrant available for distribution, if any, will be distributed among the holders of common shares in proportion to the number of common shares held by each of them.

o
The registrant’s board of directors or its designee or designees may determine, in whole or part, the preferences, limitations and relative rights of one or more series of the registrant’s preferred shares before the issuance of any shares of that series. Each such series must be given a distinguishing designation.  Before issuing any shares of a series of preferred shares, the registrant must deliver to the South Carolina Secretary of State for filing articles of amendment or restated articles of incorporation providing for such series in accordance with applicable law.

o	1,000 shares of the registrant’s preferred shares are designated as Series A Nonvoting Preferred Shares, with the following preferences, limitations and relative rights:

▪
With respect to distributions and rights on liquidation, dissolution and winding-up, the Series A Nonvoting Preferred Shares rank: (A) on a parity with the registrant’s common shares and each other class and series of shares of the registrant, the terms of which expressly provide that such class or series shall rank on a parity with the Series A Nonvoting Preferred Shares as to distributions or rights on liquidation, dissolution and winding-up (collectively referred to as “Parity Securities”); and (B) junior to each class or series of shares of the registrant, the terms of which expressly provide that such class or series shall rank senior to the Series A Nonvoting Preferred Shares as to dividend rights and rights on liquidation, dissolution and winding-up of the registrant.

▪	The Series A Nonvoting Preferred Shares do not have a par value.

▪
Holders of Series A Nonvoting Preferred Shares are entitled to receive distributions when, as and if declared by the registrant’s board of directors out of funds legally available therefor, whether in the form of cash, property or securities of the registrant, ratably on a per-share basis. The rights of the holders of Series A Nonvoting Preferred Shares to receive distributions are subject to the rights of each other series of preferred shares then outstanding.

▪	Except as otherwise required by applicable law, Series A Nonvoting Preferred Shares do not entitle their holders to any voting rights with respect to the registrant.

▪
Subject to the rights of any other series of preferred shares then outstanding, in the event of any liquidation, dissolution or winding up of the registrant, whether voluntary or involuntary, the remaining assets and funds of the registrant available for distribution, if any, shall be distributed among the holders of Series A Nonvoting Preferred Shares and Parity Securities in proportion to the number of Series A Nonvoting Preferred Shares and Parity Securities held by each of them.

o	The registrant elects not to have preemptive rights except as otherwise expressly provided in the registrant’s articles of incorporation.

o	Shareholders of the registrant do not have the right to cumulate their votes in the election of directors or for any other purpose.

•
Article VI—which provided that the number of directors of the registrant shall be such number permitted by law as shall be fixed by the registrant’s bylaws and that such directors shall manage the business, property and affairs of the registrant—was deleted in its entirety.

•	Exhibit A—which was a statement, referred to in Article V, of the authorized shares of the registrant’s stock—was deleted in its entirety.

Immediately prior to the amendments contained in the registrant’s restated articles of incorporation, Article V and Exhibit A taken together provided that:

•
The registrant was authorized to issue 50,000,000 shares of common stock, 2,000,000 shares of $25 per share par value preferred stock, issuable in series, and 300,000 shares of $50 per share par value preferred stock, issuable in series.

•	The common stock had a par value of $4.50 per share.

•
The registrant’s board of directors was authorized to establish the designations, relative rights, preferences and limitations of each series of the registrant’s authorized preferred stock, subject to the following limits:

o	The preferred stock was required to be senior to the common stock.

o	All shares of the same series were required to be identical.

o
The shares of all series were required to be identical except as to the par value and as to dividend rates, redemption provisions, liquidation preferences, sinking fund provisions, conversion provisions, and voting rights.

o	Dividends on all series were required to be cumulative and were required to be payable, if declared, on the first day of January, April, July and October.

o	All shares of preferred stock were required to be nonparticipating.

•
All accrued but unpaid cumulative dividends on the preferred stock were required to be paid, or declared and a sum sufficient for their payment set apart, before any dividends could be declared or paid or set apart for the registrant’s common stock or any sum could be paid or set apart or applied to the purchase, redemption or retirement of any stock of the registrant.

•
Except as otherwise provided by law, the registrant’s preferred stock did not entitle its holders to any voting rights, except that the holders of all series of preferred stock, voting as a single class, were entitled, if and whenever four quarterly dividends on the preferred stock were unpaid in whole or in part, to elect a majority of the registrant’s board of directors until all accumulated and unpaid dividends had been paid in full.

•
With respect to all matters as to which holders of preferred stock were entitled to vote, holders of preferred stock of the par value of $25 per share were entitled to one-quarter of one vote per share and holders of the class of preferred stock of the par value of $50 per share were entitled to one-half of one vote per share except as described below with respect to mergers, consolidations, or sales, leases or other transfers of assets.

•
The consent of the holders of at least two-thirds of the total voting power of the outstanding preferred stock was required to (a) create or issue any additional shares of stock, in addition to the shares which the registrant was then authorized to issue, which would rank equally with or prior to the preferred stock or authorize any increase of the preferred stock then authorized, or (b) amend the registrant’s charter so as to change, alter or repeal any provisions relating to the preferences, voting powers, restrictions or qualifications of any series of preferred stock (provided that if such amendment adversely affected the rights and preferences of one or more but not all of the outstanding series of preferred stock, the consent of the holders of at least two-thirds of the total voting power of each series so affected was also required).

•
The registrant was prohibited from being a party to any merger or consolidation or selling, leasing or otherwise transferring (except by mortgage or pledge) all or the greater part of its assets without the consent of the holders of a majority of the total voting power of the preferred stock and of the holders of a majority of the common stock then outstanding, voting by classes, and the consent of the holders of two-thirds of the total voting power of the then outstanding preferred stock and holders of the then outstanding common stock voting together as a single class with the holders of the preferred stock entitled to 20 times their usual vote per share and the holders of the common stock entitled to one vote per share.

•
The consent of the holders of a majority of the total voting power of the outstanding preferred stock was required for the issuance or assumption of unsecured indebtedness in excess of the greater of $8,000,000 or 10% of the aggregate of the registrant’s secured indebtedness, capital and surplus, except for the purposes of refunding outstanding unsecured indebtedness, redeeming or retiring all outstanding preferred stock or reimbursing the registrant for the redemption or retirement of all outstanding shares of one or more series of preferred stock.

•
The registrant was prohibited from issuing additional shares of preferred stock without the consent of the holders of at least two-thirds of the total voting power of the shares of preferred stock then outstanding, unless net earnings available for the payment of interest charges on the registrant’s indebtedness for the 12 consecutive months immediately preceding the month of issuance were at least one and one-half times the aggregate of interest charges on indebtedness and the dividend requirements on all shares of preferred stock to be outstanding.

•
So long as any shares of preferred stock were outstanding, the registrant was prohibited from issuing any additional shares of preferred stock without the consent of the holders of at least two-thirds of the total voting power of the preferred stock then outstanding, unless the aggregate of the capital of the registrant applicable to the common stock and the surplus of the registrant was not less than the amount payable upon involuntary dissolution to the holders of preferred stock to be outstanding immediately following such proposed issue.

•	So long as any shares of preferred stock were outstanding, the registrant was prohibited from paying dividends on its common stock if certain income and capitalization tests were not satisfied.

•
In the event of any liquidation, dissolution or winding up of the registrant (not including a consolidation or merger of the registrant with or into another corporation or the sale or transfer of substantially all of the assets of the registrant), or any reduction of the registrant’s capital stock resulting in any distribution of assets to its stockholders, the holders of each outstanding series of preferred stock would be entitled to receive, before any amount could be paid to the holders of common stock, the redemption price established for such series by the registrant’s board of directors and all accrued but unpaid cumulative dividends on such shares.  If the assets of the registrant were insufficient to permit the payment of the full preferential amounts to which the holders of all series of preferred stock would be entitled, all such assets would be distributed ratably among the holders of all outstanding series of preferred stock, without preference or priority as between series, in proportion to the full preferential amounts to which the holders of the respective series would be entitled.

•
The preferred stock of any series could be redeemed by the registrant, on not less than 30 nor more than 60 days’ prior written notice, at the redemption price established for such series by the registrant’s board of directors and all accrued but unpaid cumulative dividends on such shares up to the date of redemption.  At any time when dividends had not been paid in full or declared and set apart for payment on all series of preferred stock, the registrant would be prohibited from redeeming any shares of preferred stock unless all shares of preferred stock then outstanding were redeemed, or purchasing or otherwise acquiring for value any shares of preferred stock except in accordance with an offer made to all holders of preferred stock. The registrant was prohibited from redeeming any shares of preferred stock (unless all shares of preferred stock then outstanding were redeemed) or purchasing or otherwise acquiring for value any shares of preferred stock except out of moneys set aside as purchase funds or sinking funds for one or more series of preferred stock, at any time when it was in default under the provisions of the purchase fund or sinking fund for any series of preferred stock.

•	Holders of the registrant’s stock were not entitled to preemptive rights.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

3.01
Restated articles of incorporation of the registrant dated December 30, 2009 (filed as Exhibit 1 to the registration statement on Form 8-A filed by the registrant with the Commission on December 30, 2009 (file number 000-53860) and incorporated by reference herein)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Carolina Electric & Gas Company
                   (Registrant)

Date: January 5, 2010
                  /s/James E. Swan, IV
                  James E. Swan, IV
                  Controller

EXHIBIT INDEX

Exhibit
Number                 Description

3.01
Restated articles of incorporation of the registrant dated December 30, 2009 (filed as Exhibit 1 to the registration statement on Form 8-A filed by the registrant with the Commission on December 30, 2009 (file number 000-53860) and incorporated by reference herein)